UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/02/2007

UNIVERSAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50284

Delaware	80-0025175
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

30 Skyline Drive
Lake Mary, FL 32746
(Address of principal executive offices, including zip code)

(800) 975-2076
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

The information contained in Item 7.01 of this Current Report is incorporated by this reference into this Item 1.01.

Item 7.01.    Regulation FD Disclosure

On May 2, 2007, we entered into a agreement with Capital Financial Media, LLC ("Capital") to provide us with marketing and public relations services. The purpose of Capital's services includes marketing our company in the United States to broaden our stockholder base, enhancing liquidity in our common stock and increasing public awareness among the investing community.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Energy Corp.

Date: May 08, 2007	By:	/s/ Dyron M. Watford
Dyron M. Watford
CFO